AGENCY AGREEMENT







                                     BETWEEN



                         INSPECTORATE GRIFFITH USA, INC.



                                       AND



                          BARRINGER LABORATORIES, INC.





                           Monday, September 20, 1999



                                     THROUGH


                               September 20, 2002

                               TERMS OF AGREEMENT



The following terms apply to the agreement with Inspectorate, together with Sections 1 through 4 that are attached:

Representative:          Barringer Laboratories, Inc.
Address:                 15000 West 6th Avenue, suite 300
                         Golden, Colorado, 80206

Telephone:               (303) 277-1687
Tix:
Fax:                     (303 277-1689

Inspectorate:            Inspectorate America Corporation
                         5050 Timber Creek
                         Houston, Texas 77017, USA

Telephone:               (713) 948-5104
Tix:                     170439
Fax:                     (713) 948-5174

Contracts                The   contracts   that  have  been   executed   by  the
                         Representative and listed in Exhibit A hereto, together
                         with  such  other  contracts   relating  to  analytical
                         services for the metals and minerals mining industry as may from time to time be entered into by Inspectorate as a result of a referral by the Representative.


Licensed Mark            See Exhibit B

Work:                    Defined in Section 2.1

Form of Agreement:       Section 1, General
                         Section 2, Work and Remuneration
                         Section 3, License
                         Section 4, Equipment and Employees

Contact:                 Andy  Roberts -- Vice  President  Metals  and  Minerals
                         Division


Remuneration to
Representative:          2.5%   commission   on   all   payments   received   by
                         Inspectorate from clients pursuant to the Contracts.

Duration of Agreement:   3 years from Date of Signing

                                    SECTION 1

                                  GENERAL TERMS

 1.1   General Conditions

       1.1.1.  During   the  transfer  of  the  Representative's  contracts   to
               Inspectorate the Representative shall promote, maintain and safeguard the interests of Inspectorate.

       1.1.2. The Representative confirms that, for the duration of this Agreement, it will not directly or indirectly, act for or hold any interest in, any company or other entity which may be in competition with Inspectorate within the metals and minerals testing business.

       1.1.3. The Representative shall fulfill its duties with such care, diligence and skill as may be necessary to conduct business in a professional manner.

       1.1.4.  Inspectorate    shall   provide   such    information   including
               publicity, marketing data, technical literature, operating procedures and communication plans, as it considers necessary or advisable for the Representative to be able to carry out the Work.

       1.1.5. The Representative shall treat all information (other than public domain information), data and documentation relating to Inspectorate or its affiliates as confidential and maintain such information as confidential both during and after termination or expiration of this Agreement. Following termination or expiration of this Agreement all such information, data, equipment and documentation (including copies) shall be returned to Inspectorate forthwith.

       1.1.6. This Agreement represents the entire agreement between the parties and supersedes any previous agreement between them. Any amendments to this Agreement must be in writing and signed by duly authorized representatives of both parties.

1.2    Various Conditions

       1.2.1. Inspectorate reserves the right to audit the financial and technical books and data of the Representative, but such audit will be restricted to those areas of the Representative's business related to the Contracts.

       1.2.2. Assignment - Neither party shall be entitled to transfer or assign any or all of its rights under this Agreement without the prior written consent of the other party.

       1.2.3. Force Majeure - No failure or omission by either party to carry out or perform any of the terms or conditions of this Agreement shall, except in relation to obligations to make payments hereunder, give rise to any claim against the party in question or be deemed a breach of this Agreement if, and to extent that, such failure or omission arises from any cause foreseeable or not, reasonably beyond the control of that party.

1.3    Communications

       1.3.1. Details for any communication or notice to be sent under this Agreement in respect of either party are set out in the Terms of Agreement.

       1.3.2.  Such  communications  or  notices  shall  be   sent  by   prepaid
               registered mail, fax or telex.

       1.3.3. Any change to the details for communication or notice for one party shall be notified to the other party without delay.

1.4    Duration and Provisions on Termination

       1.4.1. This Agreement is valid for the period given in the Terms of Agreement unless terminated in accordance with this Agreement or with reason by either party by giving 30 (thirty) days' notice to the other party. Reason means serious breach of the terms of this Agreement, such as failure to pay monies owed, breach of the license arrangements set out in Section 3, gross negligence, or other matters of equal gravity. Failure of a party to give written notice of any other breach of a term or condition hereof shall not constitute a waiver thereof

       1.4.2. Notice to terminate having been given by one of the parties, Inspectorate shall set up a final statement listing all current valid Contracts, work in progress and pending projects, indicating the amount of commission to which the Representative shall still be entitled.

       1.4.3.  The final statement shall cover Contracts that

               - Shall have been awarded prior to the date of giving notice and the services to be rendered shall have not been completed at the date of expiration or termination of this Agreement,

               - Shall have been entered into following the date of giving notice and prior to the date of expiration or termination of this Agreement.

        1.4.4. The Representative shall confirm its Agreement with the final statement within 30 (thirty) days after receipt. If such confirmation shall not have been received by Inspectorate within 40 (forty) days of the date that the final statement shall have been sent by Inspectorate, then the Representative will be considered as having agreed with the final statement.

        1.4.5. No additional commission shall be paid to the Representative other than will be due in settlement of the final statement.

        1.4.6. All documentation, equipment and unused stationery furnished by Tnspectorate under this Agreement shall remain the property of Inspectorate upon expiration or termination of the Agreement.

        1.4.7. In the event of bankruptcy of either party this Agreement shall automatically terminate.

1.5     Settlement of Disputes

        1.5.1. Any disputes arising between the parties in connection with this Agreement shall as far as reasonably practicable be settled amicably between the parties.

        1.5.2. If a serious attempt to settle shall fail to settle any disputed point between the parties, then the dispute shall be referred to a three member arbitration panel in Houston, Texas which will proceed in accordance with the rules of the American Arbitration Association.

        1.5.3. This Agreement shall be governed by the laws of the State of Texas, USA.

1.6     Conduct of Additional Work

        1.6.1. In the event that The Representative shall receive inquiries after the initial transfer of business he will respond quickly or forward such inquiries to Inspectorate with a view to enabling Inspectorate to secure additional analytical test work.

1.7     Indemnification

        1.7.1. The Representative shall indemnify and hold Inspectorate, each of its affiliates and each of its or their directors and officers harmless from any and all costs, claims, liabilities; expense and loss, including attorneys fees and costs, (a) caused by any breach by the Representative of this Agreement or (b) as a result of any breach by the Representative of any the Contracts or any acts or omissions of the Representative on or prior to the date hereof This obligation shall survive the expiration or termination of this Agreement.

        1.7.2. Inspectorate shall indemnify and hold the Representative, each of its affiliates and each of its or their directors and officers harmless from any and all costs, claims, liabilities, expense and loss, including attorneys fees and costs, (a) caused by any breach by Inspectorate of this Agreement or (b) as a result of any breach by Inspectorate of any the Contracts or any acts or omissions of Inspectorate after the date hereof. This obligation shall survive the expiration or termination of this Agreement.

1.8     Warranties

        1.8.1. The Representative warrants that it is not in default, or but for a requirement that notice be given or that a period of time elapse or both, would be in default, under any Contract and has no knowledge of any default in any obligation to be performed by any other party to any Contract.

        1.8.2. Each party warrants that (a) it has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder and (b) this Agreement constitutes the legal, valid and binding obligation of that party enforceable in accordance with its terms.

                                    SECTION 2

                              WORK AND REMUNERATION

2.1     The Representative shall carry out the following (the "Work"):

        2.1.1. Use its best endeavors to assign the Contracts to Inspectorate.

        2.1.2. Provide all reasonable assistance to Inspectorate in order to ensure the successful performance of any Contract assigned to Inspectorate.

        2.1.3. Indicate clearly in all correspondence and dealings relating directly or indirectly to the Work that it is acting as representative for Inspectorate. In no event, without the previous written consent of Inspectorate, shall the Representative enter into contracts, accept orders or otherwise purpose to commit or pledge the authority of Inspectorate or give any promises, warranties or guarantees on behalf of Inspectorate.

        2.1.4. The Representative shall not accept any form of payment in cash or kind from the other parties to the Contracts without the previous written consent of Inspectorate. Any such payment received by the Representative shall be promptly forwarded to Inspectorate.

2.2     Remuneration

        2.2.1. In consideration for carrying out the Work, the Representative shall be entitled to a commission from Inspectorate based upon payments received by Inspectorate pursuant to the Contracts. The conimission is as set out in the Terms of Agreement.

        2.2.2. In the event of Inspectorate joining a non-related third party consortium or a joint venture, the Representative shall receive commission calculated only on that portion of the remuneration which will be received by Inspectorate pursuant to the relevant consortium or joint venture agreement.

2.3     Payments of Remuneration

        2.3.1. Remuneration to the Representative shall only become payable upon receipt of the payment by Inspectorate under the relevant Contract. Remuneration shall be paid to the Representative within 15 days from such receipt.

        2.3.2. Inspectorate shall furnish the Representative with a quarterly statement covering the invoices issued, payments received and remunerations earned in the preceding three months.

2.4     Expenses

        2.4.1. The  Representative   shall   bear  all   expenses  involved   in
               connection with its activities unless and until a different arrangement is made between the parties for any specific case.

                                    SECTION 3

                                     LICENSE

3.1 The Representative grants Inspectorate the non-exclusive right to use the Licensed Mark for promotional marketing and sales activity in connection with Inspectorate's efforts to secure the Contracts.

3.2 The grant of the trademark license under this Agreement is unique to Inspectorate, and may not be transferred, assigned or pledged in whole or in part by Inspectorate, and Inspectorate shall not have the right to grant any sublicenses in connection with the Licensed Mark to any third party other than an affiliate of Inspectorate.

3.3 Upon termination of this Agreement, Inspectorate shall immediately discontinue all use of the Licensed Mark, and any term confusingly similar thereto, shall destroy all printed materials bearing the Licensed Mark, and shall take such other actions as shall be necessary or advisable to ensure that all rights in the Licensed Mark and the goodwill connected with it shall remain the property of the Representative.
                                    SECTION 4

                             EQUIPMENT AND EMPLOYEES

4.1 Inspectorate may purchase from the Representative any equipment owned by the Representative to assist in Inspectorate's performance under the Contracts. Any such purchase shall be on terms acceptable to both parties and the price of such equipment shall be its fair market value.

4.2 Inspectorate may offer employment to any employees of the Representative to assist Inspectorate in its performance under any Contract.


Signatories:

Inspectorate America Corporation        Barringer Laboratories, Inc.


By:  /s/ Andrew Roberts                 By:  /s/ J. Graham Russell
   ------------------------------           ------------------------------------

Name: Andrew Roberts                    Name:  J. Graham Russell

Title:  Vice President                  Title:  President

Date:  9/29/99                          Date:  9/23/99

                                                            EXHIBIT A

                                                               1998

               1998                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
Central Am
          La Libertad             75086.24        93036.68       104319.36    134553.60   63440.80  84223.12
          Greenstone Misc.
          Honduras                                30764.12        47167.58     29143.10   22880.35  16682.00
          Bonanza                                                 20488.60       477.32     357.00  12344.16
          Rosita                                                  11003.04     22531.96   37520.16   7575.80
          Focal Resources
          Occidente
          McClelland Hon.                                                                    27.85
                                 ---------       ---------       ---------    ---------  --------- ---------
               Monthly Total:     75086.24       123801.00       182978.58    188705.88  124226.26 188324.88

Columbia Corona                    7666.40        11184.00        11122.00     11269.62    4884.84   4992.30
          Metallo Res.
          GoldPlata                                                                                  7541.60
          Gold Bullet
          Sur America
          Misc.
          Goldfields S.A.                            84.00                      3235.80
          Antioquia                                                                          84.00
                                  ---------       --------       ---------    ---------   --------  --------
               Monthly Total:      7666.40        11288.00        11122.00     14606.42    4968.84  12833.90

Spain Rio                         32335.85        28986.85        49327.44     58842.52   38704.37  37843.56
                                  --------        --------       ---------    ---------   --------  --------
               Monthly Total:     32335.85        28986.85        49327.44     58842.52   38704.37  37843.56

Peru      Misc. Peru               7218.50         1477.47         1895.23      3252.06
          Buena Ventura            3222.45         3178.49                                            180.63
          Conga                                                                             270.00
          Food Equipment                                                                    131.00
          Consultant Serv.                                                                             19.20
          Pan America
          Magallanos
          BHP-Tintaya
          Auriterm                                                                                     78.80
          Nueva Condor
          ASC                                                                               868.80
          SGS                                                                                65.00
          Sulliden                                                                                    130.56
          El Misti
          Mineur
          Yanacocha                                                                        5772.92  28408.44
          Inversiones                                                                        16.61
          Southern Peru                                                                    6328.89   3145.00
          Tapados
          Midras Minerals                                                                    61.83    108.84
                                  --------        --------       ---------    ---------   --------  --------
               Monthly Total:     10440.95         4885.96         1895.23      3252.06   13515.65  32069.57



                                   Page 1(a)


               1998                  July          August      September     October    November   December   Yearly Total
               ----                  ----          ------      ---------     -------    --------   --------   ------------
Central Am
          La Libertad              50917.00        3761.44      15747.84       5028.28                         610094.66
          Greenstone Misc.          9875.00        2433.20                                1538.48               13846.68
          Honduras                 48399.45       42770.00      14104.00                  3115.00              255025.60
          Bonanza                   1025.44        2731.00        267.60                                        37691.12
          Rosita                   14352.80        2772.00         71.20                                        95826.76
          Focal Resources                                         517.50                                          517.60
          Occidente                                                                                                 0.00
          McClelland Hon.              9.45                                                           111.75      149.15
                                   --------       --------      --------      ---------   -------    -------- ----------
               Monthly Total:     124579.14       54487.64      30708.14       5028.28    4653.48     111.75
                                                                                                              ----------
                                                                                                   C.A. Total 1013151.37

Columbia Corona                     1063.44         218.70       3869.82       3187.52    2219.80    1023.39    62701.83
          Metallo Res.               740.50                                                                       740.50
          GoldPlata                10049.50       12769.00       2343.80       8771.70                          39475.60
          Gold Bullet                              1639.25        916.85       1108.85                           3884.95
          Sur America                                                                     4278.93     144.38     4423.31
          Misc.                      463.80          60.00        376.75                   101.80    1215.30     2196.65
          Goldfields S.A.                                                                                        9319.80
          Antioquia                                                              65.20
                                   --------       --------      --------     ---------   --------    -------- ----------
               Monthly Total:      12307.24       14878.95       7506.22      11153.27    8800.63    2383.07
                                                                                                              ----------
                                                                                                   Col. Total  116891.84

Spain Rio                          32471.46       19985.10      23405.99      21091.18   20282.87   19221.33   380488.62
                                   --------       --------      --------     ---------   --------   --------  ----------
               Monthly Total:      32471.46       19985.10      23405.99      21091.18   20282.87   19221.33
                                                                                                              ----------
                                                                                                  Spain Total  380488.62

Peru      Misc. Peru                 882.15         316.38        166.50        149.50     108.00              15245.77
          Buena Ventura                                                                                         8581.67
          Conga                      391.50                      3764.70       1585.50    4749.50    6541.90   16303.10
          Food Equipment                                                                                         131.00
          Consultant Serv.                                                       19.20                            38.40
          Pan America                125.73                                                                      125.73
          Magallanos                                             1477.26                                        1477.26
          BHP-Tintaya                                                          1512.15                          1512.15
          Auriterm                                                                                                76.80
          Nueva Condor               619.30                                                                      619.30
          ASC                                                                                                    888.80
          SGS                                                                                                     85.00
          Sulliden                                                                                               130.68
          El Misti                                                207.36                                         207.36
          Mineur                     429.30                                                                      429.30
          Yanacocha                23205.46        6056.28       8161.84       8709.33    4375.42    5895.75   88585.46
          Inversiones                  5.85                      1112.40                                        1134.86
          Southern Peru             1416.27       10513.18       4347.37       5085.12    2714.54    9579.18   43109.55
          Tapados                                                                                                  0.00
          Midras Minerals                            10.57        498.73         57.00      19.95                757.02
                                   --------       --------      --------     ---------   --------   -------- ----------
               Monthly Total:      28866.68       18896.39      18736.16      15087.80   11967.41   21016.83

                                                                                                              ----------
                                                                                                   Peru Total 177398.88

                                   Page 1(b)

               1998                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
  U.S.    Nv Land                   450.45                                                           1588.09
          McClelland               1369.00         1290.75          406.75      4894.00    2522.35   3079.70
          Newmont                  2523.00          234.00                        15.00                23.40
          Barringer Co.                                                                               297.00
          General Minerals
          Echo Bay
          MRDI
          Dos Amigos
          M K Gold                                                                         1261.98
          Davonian                                                                          153.75    996.90
          Homestake                 584.76
          Romanaco                  133.64         1552.27          319.60       430.27
          Battle Mtn.              4035.19                                                   17.25    853.85
          White Knight             3625.79                                                 7407.57  18388.49
          North Mining                                                                                 78.92
          CR Minerals                                                                        47.00
          Mustang Gold              182.00                         1452.80       189.00     187.74
          Western States
          Crown                                                                             303.88
          Round Mtn.                               6218.14          386.65       346.75
          Montana Gold                                                           728.80     711.13   3527.88
          Campbell
          Misc.                    5182.52          950.83         1044.68      4086.46                89.35
          Coeur                                                                            3476.80  21397.40
          Nv. Gold
          Luzenac                                                                           282.00
          Riddle                                                                             93.00
          Oro Nevada
          GD Resource                                                                                  30.00
          Plum Mining
          Sedi-Met                                                                          374.00
          Volipka                                                                            67.50
          Carrington                                                                        170.10
          Fritz                                                                              80.00
          Pioneer Group
          Comidor                   550.88
                                  --------        --------       ---------    ---------   --------  ---------
               Monthly Total:     25708.98        10340.99         3610.48     10798.48   30657.92  61871.76

Mexico
          McClelland               5245.50                                       467.50     921.50   2188.00
          Altiplano                                 988.65         1015.56      1132.74               126.22
          Bolden                   9805.55
          Crown Mx.                                                4920.17      4781.45
          Holmax
          Gambior                                  4279.24         8044.27
          Monarch                   276.16                          659.68       487.04     249.08
          Avino                                                      82.46                   82.46   1381.29
          Oroca                    1304.32         1726.25        16517.24     13987.86   11002.11  21067.63



                                   Page 2(a)


               1998                July           August         September    October     November  December   Yearly Total
               ----                ----           ------         ---------    -------     --------  --------   ------------
  U.S.    Nv Land                   1162.88        3304.26                                                      6483.88
          McClelland                1339.75        1161.40         1329.45       731.95    1997.00   2606.05   22724.15
          Newmont                                  1255.50                                 3640.89              7891.79
          Barringer Co.               57.60                        3675.58       613.84     666.72    121.50    5432.22
          General Minerals          1524.90                                                                     1624.80
          Echo Bay                                                              2895.12    5623.38    388.56    8905.04
          MRDI                       712.50                                                                      712.50
          Dos Amigos                               7359.30                      -703.78                         8856.52
          M K Gold                                                                                              1261.98
          Davonian                                                                                              1150.85
          Homestake                                                                                              584.76
          Romanaco                                                                                              2435.68
          Battle Mtn.                 12.76                                       38.25                         4957.32
          White Knight              5474.24         629.79         1116.57     12808.94   23295.82  14517.87   87105.18
          North Mining                                               86.49                  461.39               616.80
          CR Minerals                 14.90                                                          1110.00    1171.80
          Mustang Gold                                                                                          1991.34
          Western States             484.00          37.50                                                       531.50
          Crown                                                                                                  303.88
          Round Mtn.                                                                                            6991.54
          Montana Gold              2893.44        1422.63                                  963.10   1544.26   11789.24
          Campbell                                                              2052.00                         2052.00
          Misc.                      492.87         387.38         1909.88      1546.12    3341.04    871.46   19882.39
          Coeur                    13498.00                                                                    38372.20
          Nv. Gold                                                              1846.49    1899.54              3746.03
          Luzenac                     84.00          84.00                       188.00     188.00    188.00    1034.00
          Riddle                                                                                                  93.00
          Oro Nevada                               3702.36                       301.88                         4044.26
          GD Resource                 20.00                                                                       50.00
          Plum Mining                                                           2971.29      88.20    310.06    2789.55
          Sedi-Met                                                  247.20                                       821.20
          Volipka                                                                                                 67.60
          Carrington                                                                                             170.10
          Fritz                                                                                                   80.00
          Pioneer Group                                                                              3462.56    3462.56
          Comidor                                   112.12                                                       663.00
                                   --------       --------       ---------    ---------   --------  --------  ---------
               Monthly Total:      31589.49       20123.86         8499.95     35026.70   45189.34  26218.62
                                                                                                              ---------
                                                                                                   U.S. Total:309736.86

Mexico
          McClelland                2503.50        1747.50          582.00      1268.00    3504.35   5608.90   24014.73
          Altiplano                  362.57        2758.75         1085.05                  379.94   1383.37    9212.85
          Boldenen                                                                                              9605.55
          Crown Mx.                                2123.72         1185.11      2360.54                        15370.99
          Holmax                     642.60          36.45                                                       679.05
          Cambior                                                                                              12323.51
          Monarch                                                                                               1671.98
          Avino                      591.61          50.35          383.47                  739.38    485.11    3796.13
          Oroca                     1372.68         598.83           65.88      4246.65                        71899.43


                                   Page 2(a)




               1998                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
          Quellerra                                                                                    398.52
          Pioscho                                                   780.66                 8383.89
          BLM                                      1220.17                                   25.50
          Valarie Gold                                                                      401.20
          Misc.                      693.40                          73.80      4414.07     277.27      22.00
          Cienega                   1467.65        2153.05         1528.36      1746.62    1175.67     847.23
          New Coast
          Corrosion                                                                                     33.45
          Parrena
          Hecla
          Oliverez                                                                                     143.85
          Cordilleras                                                                                 4924.21
          Bacis                                                     362.61       476.83    1136.66     393.80
          San Felipe
          Saul Olivarez                                                                                 36.90
          Evaristo Olivarez                                                                             98.75
          Sotula                                   3031.64                       165.36     491.40
          Viceroy                                                                           984.38
          Sand                                     8788.76        17096.30     13985.31    7373.75    3228.62
          Augusto                   7468.98       22336.61         1189.90                             512.46
                                   --------       --------       ---------    ---------   --------   --------
               Monthly Total:      28061.66       44533.37        52271.03     41643.78   32804.87   38402.73


Shasta
          Gatchell
          Homestake
          Newmont
          Cameco
          Calaveras Cement
          Florida Canyon
          Barrick Goldstrike
                                   --------      ---------       ---------    ---------   --------  ---------
               Monthly Total:          0.00           0.00            0.00         0.00       0.00       0.00

                                   --------      ---------       ---------    ---------  ---------  ---------
               Grand Total:       177279.98      221588.27       301204.76    315748.24  244577.31  280646.39





                                   Page 2(b)



               1998                July           August         September    October     November  December   Yearly Total
               ----                ----           ------         ---------    -------     --------  --------   ------------
          Quellerra                                                 365.31      321.43       98.83                  1184.90
          Pioscho                   333.10                                     2504.23      914.43   1183.82       17080.13
          BLM                                                                                                       1254.87
          Valarie Gold                             6964.13         7933.80     5149.26     9849.88   4630.05       34728.12
          Misc.                                     876.89         1688.18      763.60                 84.00        8883.21
          Cienega                                                                                                   8918.80
          New Coast                5027.40         2060.10                                                          7087.50
          Corrosion                                                                                                   33.45
          Parrena                    80.80                                                                            82.80
          Hecla                                                                5142.80    38835.06  44353.78       88331.64
          Oliverez                                                  221.40                                           385.05
          Cordilleras                                                          3453.56      384.92                  8762.69
          Bacis                                    3231.69          147.58      849.57                              6597.74
          San Felipe               2755.00         6954.00                                                          9709.00
          Saul Olivarez                                                                                               36.90
          Evaristo Olivarez                                                                                           98.75
          Sotula                     87.15                                                 2805.65    192.66        6773.87
          Viceroy                                                                                                    984.38
          Sand                      163.60                                                                         50638.54
          Augusto                  7344.16        24232.80        20538.14     9853.13               9856.25      103132.53
                                  --------       ---------       ----------   ---------   --------   --------
               Monthly Total:     24268.35        61635.31        34155.72    35712.77    57313.26  87766.94
                                                                                                                  ---------
                                                                                                   Mex. Total:    503256.68


Shasta
          Gatchell                                                                                   5887.30        5887.30
          Homestake                                                                                  9905.47        9905.47
          Newmont                                                                                     731.85         731.85
          Cameco                                                                                      384.56         364.56
          Calaveras Cement                                                                             30.00          30.00
          Florida Canyon                                                                             2185.45        2185.45
          Barrick Goldstrike                                                                         2085.35        2085.35
                                  ---------      ---------      ---------   ----------   ---------  --------
               Monthly Total:         0.00            0.00           0.00         0.00        0.00  20949.88
                                                                                                                  ---------
                                                                                                 Shasta Total:     20949.88

                                 ---------       ---------      ---------    ---------   --------- ---------
               Grand Total:      252069.26       177995.25      125012.18    123110.00   145986.88 156657.82
                                                                                                                 ----------
                                                                                                    US/MEX To:   2521874.34

                                                                                                                 ----------
                                                                                                Monthly G. Tot   2521874.34

                                   Page 2(b)

                                                            EXHIBIT A

                                                               1999

               1999                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
Central Am
          La Libertad
          Greenstone Misc.            53.88
          Honduras                    87.30
          Bonanza
          Rosita
          Focal Resources
          Occidente
          McClelland Hon.             14.90         100.00
                                  ---------       --------       ---------    ---------  --------- ---------
               Monthly Total:        156.08         100.00            0.00         0.00       0.00      0.00

Columbia Corona                                                     383.17
          El Roble                                   85.00           52.30       224.10     292.90
          GoldPlata                                                                                   215.50
          Gold Bullet                               781.50           33.60      2783.75
          Geoda Ltd                                                                          70.20
          Cerromatoso                              1239.00
          Exman LTDA                                                232.50                   31.05
          Fontino Gold                                              280.00
          Reavis Lindsey                                                        1733.55
          Centena S.A.                                                                       24.25
          Misc.                                                                                       211.70
          Goldfields S.A.                                                                  1668.50
          Antioquia
                                  ---------       --------       ---------    ---------   --------  --------
               Monthly Total:          0.00        2105.50          981.57      4741.40    2086.90    427.20

Spain Rio                           5644.31        9114.68        23397.62     17909.16   17875.54  16230.79
          Institute Tecfhnolog       423.00
                                   ---------      --------       ---------    ---------   --------  --------
               Monthly Total:       6067.31        9114.68        23397.62     17909.16   17875.54  16230.79

Peru      Misc. Peru                                                 27.75                             16.90
          Cementos                                                   86.75                 1152.00
          Conga
          Pacific Rim                                                                       274.46    900.00
          Consultant Serv.
          GeoLabs                                                                                     149.50
          Oro Peru                                                                                    180.95
          BHP-Tintaya                                                            645.58
          Cyprus
          Nueva Condor
          ABX                        108.00
          Attisma                    499.27         328.94
          Sulliden                                                                                    130.56



                                   Page 3(a)

               1999                  July          August      September     October    November   December   Yearly Total
               ----                  ----          ------      ---------     -------    --------   --------   ------------
Central Am
          La Libertad               3739.20                                                                      3739.20
          Greenstone Misc.                                                                                         53.88
          Honduras                                                                                                 87.30
          Bonanza                                                                                                   0.00
          Rosita                                                                                                    0.00
          Focal Resources                                                                                           0.00
          Occidente                                                                                                 0.00
          McClelland Hon.                                                                                         114.90
                                  ---------       --------       ---------    ---------  --------  ---------   ---------
               Monthly Total:       3739.20         100.00            0.00         0.00      0.00       0.00
                                                                                                               ---------
                                                                                                  C. A. Total:   3995.28

Columbia Corona                                                                                                   383.17
          El Roble                   237.00                                                                       891.30
          GoldPlata                  255.75         532.00                                                       1003.25
          Gold Bullet                240.50                                                                      3839.35
          Geoda Ltd                                                                                                70.20
          Cerromatoso                                                                                            1239.00
          Exman LTDA                                                                                              263.55
          Fontino Gold                                                                                            280.00
          Reavis Lindsey                                                                                         1733.55
          Centena S.A.                                                                                             24.25
          Misc.                       27.75                                                                       239.45
          Goldfields S.A.                                                                                        1668.50
          Antioquia                                                                                                 0.00
                                  ---------        --------       ---------    ---------  -------    -------    ---------
               Monthly Total:        761.00          532.00           0.00         0.00      0.00       0.00
                                                                                                                ---------
                                                                                                   Col. Total:   9902.02


Spain Rio                           8950.45          303.15                                                     99425.70
          Institute Tecfhnolog                                                                                    423.00
                                  ---------        --------       ---------    ---------  -------    -------    ---------
               Monthly Total:       8950.45          303.15           0.00         0.00      0.00       0.00
                                                                                                               ---------
                                                                                                  Spain Total:  99848.70


Peru      Misc. Peru                 965.40                                                                      1010.05
          Cementos                                                                                               1238.75
          Conga                      732.90                                                                       732.90
          Pacific Rim                                                                                            1174.46
          Consultant Serv.                                                                                          0.00
          GeoLabs                                                                                                 149.50
          Oro Peru                                                                                                180.95
          BHP-Tintaya                                                                                             645.58
          Cyprus                     120.00                                                                       120.00
          Nueva Condor                                                                                              0.00
          ABX                                                                                                     108.00
          Attisma                                                                                                 828.21
          Sulliden                                                                                                  0.00



                                   Page 3(b)


               1999                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
          El Misti
          Sayapullo                                                                         449.28    547.96
          Yanacocha                 1371.83        3804.61        11564.46      5195.06    7120.22  11871.22
          Inversiones                                              1263.35                  535.67
          Southern Peru                             439.72                                 2781.24  17810.96
          Tapados
          Midras Minerals            317.20                         157.50                            122.40
          Pan Am Silver
                                   --------       --------       ---------    ---------   --------  --------
               Monthly Total:       2296.30        4573.27        13100.11      5840.64   12312.88  31599.89

  U.S.    Nv Land
          McClelland                1232.45         272.60            5.00       167.50      72.90
          Newmont                                  4854.53                     12713.40              9634.80
          Barringer Co.               27.00         595.35         1452.60       287.77     169.60    108.00
          General Minerals
          Echo Bay                   310.00         359.04         1179.36       866.48    1128.80    134.64
          Hecla (usa)                                                                      2556.77    472.50
          Nu-Apex                                                  2986.56      2164.04
          Larry McMaster                                                        1246.40
          Swoboda Inc.                               17.10                                            652.00
          Homestake                  107.25          72.64          628.74       470.00    6278.85     81.00
          Rosebud
          Battle Mtn.
          Kennecott                                                                         135.00
          Big Sky Res. Corp.                                                     136.84
          North Mining               147.56                                                 898.58   3030.37
          CR Briggs                 4072.12
          Mustang Gold
          Dos Amigos                                                             937.20      75.20
          Orko Gold                                                                         207.38
          CR Minterals               260.00                                                            111.75
          Montana Gold              1209.50        1511.83         3278.34      3338.64    3589.95    2265.96
          Thiokol                    120.00
          Misc.                      100.00         191.55          195.50       840.10     697.95     316.30
          Coeur                      627.00
          Nv. Gold                    62.73                         784.13      6519.04
          Luzenac                     94.00          94.00
          American Indep.           2801.25
          Carrington Cons.                                           72.90                              38.25
          Sedi-Met                                                               135.00     135.00
          Nv. Pacific Gold                                                                 3000.00     191.10
          Thunder Mtn.                                                                      242.20     299.95
          Western States
          Plum Mining                 32.40
          Pacer Dome                                305.25


                                   Page 4(a)


               1999                  July          August      September     October    November   December   Yearly Total
               ----                  ----          ------      ---------     -------    --------   --------   ------------
          El Misti                                                                                                   0.00
          Sayapullo                                                                                                997.24
          Yanacocha               19292.24        36842.99                                                       97062.63
          Inversiones                                                                                             1799.33
          Southern Peru            4115.31                                                                       25147.23
          Tapados                                                                                                    0.00
          Midras Minerals           122.50                                                                         709.60
          Pan Am Silver                            1965.91
                                  --------        --------       ---------    ---------   --------  --------
               Monthly Total:     25338.35        36842.99            0.00         0.00       0.00      0.00
                                                                                                                ---------
                                                                                                   Peru Total:  131904.43

  U.S.    Nv Land                                                                                                    0.00
          McClelland                189.50                                                                        1939.95
          Newmont                  9895.76                                                                       37098.49
          Barringer Co.              54.00                                                                        2694.32
          General Minerals                                                                                           0.00
          Echo Bay                                                                                                3978.32
          Hecla (usa)                                                                                             3029.27
          Nu-Apex                                                                                                 5150.60
          Larry McMaster                                                                                          1246.40
          Swoboda Inc.              105.00                                                                         774.10
          Homestake                                                                                               7639.48
          Rosebud                 22678.85        14033.50                                                       36712.35
          Battle Mtn.                                                                                                0.00
          Kennecott                                                                                                135.00
          Big Sky Res. Corp.        648.00                                                                         784.84
          North Mining                                                                                            4076.51
          CR Briggs                                                                                               4072.12
          Mustang Gold                                                                                               0.00
          Dos Amigos                                                                                              1012.40
          Orko Gold                                                                                                207.38
          CR Minterals                                                                                             371.75
          Montana Gold             1163.36         1764.40                                                       18121.98
          Thiokol                                                                                                  120.00
          Misc.                    1843.68          658.89                                                        4843.94
          Coeur                                                                                                    627.00
          Nv. Gold                                                                                                7365.90
          Luzenac                                                                                                  188.00
          American Indep.                                                                                         2801.25
          Carrington Cons.                                                                                         111.15
          Sedi-Met                                                                                                 270.00
          Nv. Pacific Gold                                                                                        3191.10
          Thunder Mtn.              383.25          129.15                                                        1054.55
          Western States             20.25                                                                          20.25
          Plum Mining                                                                                               32.40
          Pacer Dome                                                                                               305.25


                                   Page 4(b)


               1999                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
          Alta Gold                  584.40                                        6.75
          Mountain Gold                                             255.75
          Joe Pauley                  50.00
          Pioneer Group              642.30                         227.12
          GreyStar                                                  255.00       216.00
          Tonkin Springs
                                   --------       --------       ---------    ---------   --------   ---------
               Monthly Total:      12479.96        8273.89        11321.00     30088.16   19188.18    17336.62

Mexico
          McClelland                2015.50        2317.78         3277.50      2791.50    2397.25     1790.20
          Altiplano                 2439.83                                      270.17      55.33
          Guillermo Nevarez           28.45           6.50
          Crown Mx.                                3383.76         1576.24      4332.88    9542.16
          Cozamin                                                                973.09
          Comermin                                                  569.92
          Norando                                                  8762.91     10594.64
          Azco Mining                                               159.75      3646.57
          Avino                       17.53         310.08                      1337.50     723.08      885.16
          Cameco                                                                 290.06
          Minera Teck                              3057.74          987.35       449.33    2400.00
          Picacho                    290.98         493.08          124.69
          Gilbert Perez                              75.00
          Valerie Gold              6476.20        2655.45         8290.48     19476.02   14151.33     6870.81
          Misc.                      122.35          23.50                                  604.50      115.70
          Penoles                                                                           142.07
          Geo Ex.                                                               1604.12      47.00
          Pacifico de Desa.                                         780.72
          Corrosion                                  68.90
          San Louis                                                 691.05
          Hecia                    21679.97       24647.64        37862.92     42687.12   11837.79     8537.84
          Arhama                     248.00
          Cordilleras                813.75        4107.85         2599.20       270.15      60.07     2349.51
          Bacis                                                    1483.16       457.94                 352.75
          Minera Hemlo                                                                                 2534.20
          Mallon                                    703.28                      1160.25    1615.35     5142.48
          Aquilon Minera             795.80                                      180.00
          PTM                                       590.88
          Sotula                     459.03                        9789.97     18280.91   12274.10    25103.42
          Independence                             3028.16         7912.56     11980.84
          Doree                                                     841.97
          Augusto                   4499.75                                     2970.51    9107.55     8840.40
                                   --------       --------       ---------    ---------   --------   ---------
               Monthly Total:      39887.11       45394.57        85782.39    123668.60   86805.30    66122.72



                                   Page 5(a)

               1999                  July          August      September     October    November   December   Yearly Total
               ----                  ----          ------      ---------     -------    --------   --------   ------------
          Alta Gold                                                                                                 591.75
          Mountain Gold                                                                                             255.75
          Joe Pauley                                                                                                 50.00
          Pioneer Group                                                                                             869.42
          GreyStar                                                                                                  471.00
          Tonkin Springs                             377.54
                                   --------        --------       ---------    ---------   --------   ---------   ---------
               Monthly Total:      36981.65        16585.91           0.00         0.00       0.00        0.00
                                                                                                                 ---------
                                                                                                     U.S. Total: 152255.37

Mexico
          McClelland                 638.00           73.50                                                       15301.50
          Altiplano                  183.17                                                                        2948.50
          Guillermo Nevarez                                                                                          34.95
          Crown Mx.                  433.88        39783.96                                                       23247.88
          Cozamin                                                                                                   973.09
          Comermin                                                                                                  569.92
          Norando                                                                                                 19344.55
          Azco Mining                                                                                              3806.32
          Avino                                                                                                    3273.35
          Cameco                                                                                                    290.06
          Minera Teck                                                                                              6894.42
          Picacho                    415.65                                                                        1321.37
          Gilbert Perez                                                                                              75.00
          Valerie Gold              2117.64                                                                       60037.93
          Misc.                                       47.00                                                         913.05
          Penoles                                                                                                   142.07
          Geo Ex.                                                                                                  1651.12
          Pacifico de Desa.                                                                                         780.72
          Corrosion                                                                                                  68.90
          San Louis                   12.25                                                                         703.30
          Hecia                     8537.84          527.20                                                      181465.99
          Arhama                                                                                                    248.00
          Cordilleras               2035.86                                                                       12236.39
          Bacis                                                                                                    2293.85
          Minera Hemlo               124.42          206.15                                                        2864.77
          Mallon                    4662.07                                                                       13283.43
          Aquilon Minera                                                                                            903.80
          PTM                                                                                                       590.88
          Sotula                   15621.30         4632.01                                                       86457.74
          Independence                                                                                            22921.56
          Doree                                                                                                     841.97
          Augusto                                                                                                 25418.21
                                   --------        --------      ---------    ---------   --------   ---------  ----------
               Monthly Total:      34782.08         9464.82           0.00         0.00       0.00        0.00
                                                                                                                 ---------
                                                                                                     Mex. Total: 491907.59



                                   Page 5(b)

               1999                January        February       March        April       May       June
               ----                -------        --------       -----        -----       ---       ----
Shasta:
          Getchell                  3123.30                                      91.50
          Homestake
          Newmont
          Tom Billings                88.00
          Cameco
          Calaveras Cement            89.75
          Florida/Apollo                                            641.45     5970.84     3703.88    525.00
          Barrick Goldstrike        2783.85         110.25          278.25      289.10      378.00    283.50
                                  ---------       --------       ---------    ---------  --------- ---------
               Monthly Total:       6084.90         110.25          919.70     6351.44     4081.88    808.50

                                  ---------      ---------       ---------   ---------   ---------  --------
               Grand Total:        66971.66       69672.16       135502.39   188599.40   142350.68 132525.72










                                   Page 6(a)

               1999                  July          August      September     October    November   December   Yearly Total
               ----                  ----          ------      ---------     -------    --------   --------   ------------
Shasta:
          Getchell                  3426.18       10734.20                                                        17375.18
          Homestake                                                                                                   0.00
          Newmont                                                                                                     0.00
          Tom Billings                                                                                               88.00
          Cameco                                                                                                      0.00
          Calaveras Cement                                                                                           89.75
          Florida/Apollo            1602.22                                                                       12443.39
          Barrick Goldstrike         294.00                                                                        4416.95
                                  ---------       --------       ---------    ---------  --------- ---------
               Monthly Total:       5322.40       10734.20            0.00         0.00       0.00      0.00
                                                                                                                 ---------
                                                                                                   Shasta Total:  34413.27

                                  ---------      ---------       ---------    ---------  ---------  --------
               Grand Total:       115875.13       74463.07            0.00         0.00       0.00      0.00
                                                                                                                 ---------
                                                                                                   US/MEX Total: 924226.66

                                                                                                 Monthnly G.tot  925960.21

                                   Page 6(b)

                                   EXHIBIT B








                          BARRINGER LABORATORIES INC.